UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 17, 2005

                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      0-32383                23-3070336

 (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

       c/o Pegasus Communications Management Company
                   225 City Line Avenue
                 Bala Cynwyd, Pennsylvania                      19004
         (Address of Principal Executive Offices)            (Zip Code)

       Registrant's Telephone Number, Including Area Code: (800) 376-0022

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 17, 2005, the registrant filed a Form 12b-25, Notification of Late Filing for Form 10-K. In light of the fact that there was a significant change in results of operations from the corresponding period for the last fiscal year, as a result of the Chapter 11 bankruptcy filings of certain of the registrant's direct and indirect subsidiaries (collectively, the "Debtors") on June 2, 2004 and the subsequent sale of the Debtors' direct broadcast satellite business to DIRECTV on August 27, 2004, the registrant provided an explanation of the change within Part IV of the Form 12b-25. A copy of this explanation is set forth as Exhibit 99.1 to this Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.     Description
99.1            Excerpt from Part IV of Form 12b-25 filed March 17, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           PEGASUS COMMUNICATIONS CORPORATION


                                 By:        /s/ Scott A. Blank
                                            -----------------------
                                              Scott A. Blank,
                                              Senior Vice President

        Date: March 18, 2005


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                                  EXHIBIT INDEX

  Exhibit
  NUMBER                             DESCRIPTION
   99.1         Excerpt from Part IV of Form 12b-25 filed March 17, 2005